COUNTRY INVESTORS LIFE ASSURANCE COMPANY
COUNTRY Investors Variable Annuity Account
Supplement Dated October 28, 2010
to the Prospectus For
Individual Flexible Premium Deferred Variable Annuity Contract
(Dated May 1, 2010)

This supplement updates certain information contained in your Prospectus. Please read it carefully and retain it for future reference.

Effective December 1, 2010, COUNTRY Investors Life Assurance Company will no longer accept applications for the purchase of the individual flexible premium deferred variable annuity contract (the "Contract"). Although the Contract will no longer be available to new purchasers, all rights and benefits under the Contract will continue to be available to Owners.
If you have any questions, please do not hesitate to contact our Variable Product Service Center toll-free at 1-888-349-4658 or your financial representative.